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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 2, 2000



                                  DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)


       ILLINOIS                     1-11156                74-2928353
(State of Incorporation)      (Commission File Number)   (IRS Employer
                                                       Identification No.)
      1000 LOUISIANA, SUITE 5800
            HOUSTON, TEXAS                                   77002
(Address of Principal Executive Offices)                   (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (713) 507-6400
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ITEM 5.  OTHER EVENTS

     On October 2, 2000, the Company issued two Press Releases, attached as Exhibits 99.1 and 99.2 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements - Not applicable.

(b)  Pro-Forma Financial Information - Not applicable.

(c)  Exhibits

99.1    Press Release dated October 2, 2000.

99.2    Press Release dated October 2, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 2, 2000       DYNEGY INC.


                              By:   /s/ Lisa Q. Metts
                                   ---------------------------------------
                                    Lisa Q. Metts
                                    Vice President and
                                    Assistant General Counsel


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

99.1          Press Release dated October 2, 2000.

99.2          Press Release dated October 2, 2000.

                                       4